Exhibit 4.3

SECOND SUPPLEMENTAL INDENTURE (this “Second Supplemental Indenture”), dated as of September 12, 2023, by and among Crescent Energy Finance LLC, a Delaware limited liability company (the “Issuer”), the Guarantors party hereto (the “Guarantors”) and U.S. Bank Trust Company, National Association, a national banking association, as trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS, each of the Issuer and the Guarantors (as defined in the Indenture referred to below) has heretofore executed and delivered to the Trustee an indenture, dated as of February 1, 2023 (the “Base Indenture”), providing for the issuance of 9.250% Senior Notes due 2028 (the “Original 2028 Notes”), as supplemented by the first supplemental indenture, dated as of July 20, 2023 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) providing for the additional issuance of 9.250% Senior Notes due 2028 (the “Additional 2028 Notes” and, together with the Original 2028 Notes, the “Existing 2028 Notes”);

WHEREAS, Section 2.01(d) of the Indenture provides that Additional Notes ranking pari passu with the Existing 2028 Notes may be created and issued from time to time by the Issuer (subject to the Issuer’s compliance with Section 4.09 of the Indenture) without notice to or consent of the Holders and shall be consolidated with and form a single class with the Existing 2028 Notes and shall have the same terms as to status, redemption or otherwise as the Existing 2028 Notes; and

WHEREAS, the Issuer and the Guarantors desire to execute and deliver this Second Supplemental Indenture for the purpose of issuing $150,000,000 in aggregate principal amount of additional notes, having terms substantially identical in all material respects to the Existing 2028 Notes (the “Additional Notes” and, together with the Existing 2028 Notes, the “Notes”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Second Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

(1)    Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

(2)    Additional Notes. As of the date hereof, the Issuer will issue, and the Trustee is directed to authenticate and deliver, the Additional Notes under the Indenture having the same terms as the Existing 2028 Notes, except that interest on the Additional Notes will accrue from August 15, 2023 and the first interest payment date shall be February 15, 2024. The Existing 2028 Notes and the Additional Notes shall be treated as a single class for all purposes under the Indenture. Copies of the Global Notes representing the Additional Notes are attached hereto as Exhibit A.

(3)    Governing Law. THIS SECOND SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(4)    Counterparts. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. This Second Supplemental Indenture may be executed in multiple counterparts, which, when taken together, shall constitute one instrument. The exchange of copies of this Second Supplemental

Indenture and of signature pages by facsimile or electronic (by ‘.pdf’ or other format) transmissions shall constitute effective execution and delivery of this Second Supplemental Indenture as to the parties hereto and may be used in lieu of the original Second Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronically (by ‘.pdf’ or other format) shall be deemed to be their original signatures for all purposes.

(5)    Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

(6)    The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Second Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer and the Guarantors.

(7)    Continued Effect. Except as expressly supplemented and amended by this Second Supplemental Indenture, the Indenture shall continue in full force and effect in accordance with the provisions thereof, and the Indenture (as supplemented and amended by this Second Supplemental Indenture) is in all respects hereby ratified and confirmed. This Second Supplemental Indenture and all the terms and conditions of this Second Supplemental Indenture, with respect to the Notes, shall be and be deemed to be part of the terms and conditions of the Indenture for any and all purposes.

The remainder of this page is intentionally left blank.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

Very truly yours,

CRESCENT ENERGY FINANCE LLC, as Company

By: Crescent Energy OpCo LLC, its sole member
By: Crescent Energy Company, its managing member

By:	/s/ Brandi Kendall

Name:	Brandi Kendall
Title:	Chief Financial Officer

INDEPENDENCE MINERALS HOLDINGS LLC, as Guarantor

By:	/s/ Brandi Kendall

Name:	Brandi Kendall
Title:	Authorized Person

INDEPENDENCE MINERALS GP LLC, as Guarantor

By:	/s/ David Rockecharlie

Name:	David Rockecharlie
Title:	Vice President

INDEPENDENCE MINERALS L.P., as Guarantor

By: Independence Minerals GP LLC, its general partner

By:	/s/ David Rockecharlie

Name:	David Rockecharlie
Title:	Vice President

INDEPENDENCE UPSTREAM HOLDINGS GP LLC, as Guarantor

By:	/s/ Brandi Kendall

Name:	Brandi Kendall
Title:	Authorized Person

INDEPENDENCE UPSTREAM HOLDINGS L.P., as Guarantor

By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall

Name:	Brandi Kendall
Title:	Authorized Person

INDEPENDENCE UPSTREAM GP LLC, as Guarantor

By:	/s/ Todd Falk

Name:	Todd Falk
Title:	Vice President

INDEPENDENCE UPSTREAM L.P., as Guarantor

By: Independence Upstream GP LLC, its general partner

By:	/s/ Todd Falk

Name:	Todd Falk
Title:	Vice President

COLT ADMIRAL A HOLDING GP LLC, as Guarantor

By:	/s/ Brandi Kendall

Name:	Brandi Kendall
Title:	Authorized Person

[SIGNATURE PAGE TO SECOND SUPPLEMENTAL INDENTURE]

COLT ADMIRAL A HOLDING L.P., as Guarantor

By: Colt Admiral A Holding GP LLC, its general partner

By:	/s/ Brandi Kendall

Name:	Brandi Kendall
Title:	Authorized Person

TITAN ENERGY HOLDINGS L.P., as Guarantor

By: Colt Admiral A Holding GP LLC, its general partner

By:	/s/ Brandi Kendall

Name:	Brandi Kendall
Title:	Authorized Person

EIGF MINERALS GP LLC, as Guarantor

By:	/s/ David Rockecharlie

Name:	David Rockecharlie
Title:	Vice President

EIGF MINERALS L.P., as Guarantor

By: EIGF MINERALS GP LLC, its general partner

By:	/s/ David Rockecharlie

Name:	David Rockecharlie
Title:	Vice President

IE BUFFALO HOLDINGS LLC, as Guarantor

By:	/s/ David Rockecharlie

Name:	David Rockecharlie
Title:	Vice President

[SIGNATURE PAGE TO SECOND SUPPLEMENTAL INDENTURE]

JAVELIN EF GP LLC, as Guarantor

By:	/s/ Brandi Kendall

Name:	Brandi Kendall
Title:	Authorized Person

JAVELIN EF L.P., as Guarantor

By: Javelin EF GP LLC, its general partner

By:	/s/ Brandi Kendall

Name:	Brandi Kendall
Title:	Authorized Person

JAVELIN PALO VERDE GP LLC, as Guarantor

By:	/s/ Brandi Kendall

Name:	Brandi Kendall
Title:	Authorized Person

JAVELIN PALO VERDE L.P., as Guarantor

By: Javelin Palo Verde GP LLC, its general partner

By:	/s/ Brandi Kendall

Name:	Brandi Kendall
Title:	Authorized Person

JAVELIN PALO VERDE AGGREGATOR L.P., as Guarantor

By: Javelin EFA GP LLC, its general partner

By:	/s/ Brandi Kendall

Name:	Brandi Kendall
Title:	Authorized Person

[SIGNATURE PAGE TO SECOND SUPPLEMENTAL INDENTURE]

JAVELIN EFA GP LLC, as Guarantor

By:	/s/ Brandi Kendall

Name:	Brandi Kendall
Title:	Authorized Person

JAVELIN EF AGGREGATOR L.P., as Guarantor

By: Javelin EFA GP LLC, its general partner

By:	/s/ Brandi Kendall

Name:	Brandi Kendall
Title:	Authorized Person

JAVELIN OIL & GAS LLC, as Guarantor

By:	/s/ Brandi Kendall

Name:	Brandi Kendall
Title:	Authorized Person

JAVELIN EFA HOLDINGS LLC, as Guarantor

By: Javelin Oil & Gas LLC, its sole member

By:	/s/ Brandi Kendall

Name:	Brandi Kendall
Title:	Authorized Person

JAVELIN MARKETING, LLC, as Guarantor

By:	/s/ Brandi Kendall

Name:	Brandi Kendall
Title:	Authorized Person

[SIGNATURE PAGE TO SECOND SUPPLEMENTAL INDENTURE]

CMP LEGACY CO. LLC, as Guarantor

By:	/s/ Todd Falk

Name:	Todd Falk
Title:	Vice President, Finance

DMA ROYALTY INVESTMENTS L.P., as Guarantor

By: Independence Minerals GP LLC, its general partner

By:	/s/ David Rockecharlie

Name:	David Rockecharlie
Title:	Vice President

FALCON HOLDING L.P., as Guarantor

By: Independence Minerals GP LLC, its general partner

By:	/s/ David Rockecharlie

Name:	David Rockecharlie
Title:	Vice President

MINERAL ACQUISITION COMPANY I, L.P., as Guarantor

By: Independence Minerals GP LLC, its general partner

By:	/s/ David Rockecharlie

Name:	David Rockecharlie
Title:	Vice President

[SIGNATURE PAGE TO SECOND SUPPLEMENTAL INDENTURE]

SPRINGFIELD GS HOLDINGS LLC, as Guarantor

By: Javelin EF L.P., its sole member

By: Javelin EF GP LLC, its general partner

By:	/s/ Brandi Kendall

Name:	Brandi Kendall
Title:	Authorized Person

VINE ROYALTY GP LLC, as Guarantor

By:	/s/ David Rockecharlie

Name:	David Rockecharlie
Title:	Vice President

VINE ROYALTY L.P., as Guarantor

By: Vine Royalty GP LLC, its general partner

By:	/s/ David Rockecharlie

Name:	David Rockecharlie
Title:	Vice President

CONTANGO CRESCENT RENEE LLC, as Guarantor

By:	/s/ Todd Falk

Name:	Todd Falk
Title:	Senior Vice President

RENEE ACQUISITION LLC, as Guarantor

By:	/s/ David Rockecharlie

Name:	David Rockecharlie
Title:	Vice President

[SIGNATURE PAGE TO SECOND SUPPLEMENTAL INDENTURE]

IE BUFFALO MINERALS LLC, as Guarantor

By: IE Buffalo Holdings, LLC, its managing member

By:	/s/ David Rockecharlie

Name:	David Rockecharlie
Title:	Vice President

NEWARK C-I HOLDING L.P., as Guarantor

By: Javelin EFA GP LLC

By:	/s/ David Rockecharlie

Name:	David Rockecharlie
Title:	Vice President

NEWARK ACQUISITION GP I LLC, as Guarantor

By:	/s/ David Rockecharlie

Name:	David Rockecharlie
Title:	Vice President

NEWARK ACQUISITION I L.P., as Guarantor

By: Newark Acquisition GP I LLC, its general partner

By:	/s/ David Rockecharlie

Name:	David Rockecharlie
Title:	Vice President

[SIGNATURE PAGE TO SECOND SUPPLEMENTAL INDENTURE]

CRESCENT CONVENTIONAL LLC, as Guarantor

By:	/s/ Todd Falk

Name:	Todd Falk
Title:	Vice President, Finance

MADDEN ASSETCO LLC, as Guarantor

By: Contango Crescent VentureCo I LLC, its sole member

By:	/s/ Todd Falk

Name:	Todd Falk
Title:	Senior Vice President

MADDEN AGENTCO INC., as Guarantor

By:	/s/ Todd Falk

Name:	Todd Falk
Title:	Senior Vice President

JAVELIN VENTURECO, LLC, as Guarantor

By:	/s/ John D. Jacobi

Name:	John D. Jacobi
Title:	President & Chief Executive Officer

JAVELIN UINTA, LLC, as Guarantor

By: Javelin VentureCo, LLC, its sole member

By:	/s/ John D. Jacobi

Name:	John D. Jacobi
Title:	President & Chief Executive Officer

[SIGNATURE PAGE TO SECOND SUPPLEMENTAL INDENTURE]

RENEE HOLDING GP LLC, as Guarantor

By:	/s/ David Rockecharlie

Name:	David Rockecharlie
Title:	Vice President

RENEE C-I HOLDING L.P., as Guarantor

By: Renee Holding GP LLC, its general partner

By:	/s/ David Rockecharlie

Name:	David Rockecharlie
Title:	Vice President

BRIDGE ENERGY HOLDINGS LLC, as Guarantor

By:	/s/ Randall Breitenbach

Name:	Randall Breitenbach
Title:	President

BRIDGE ENERGY LLC, as Guarantor

By: Bridge Energy Holdings LLC, its sole member

By:	/s/ Randall Breitenbach

Name:	Randall Breitenbach
Title:	President

RENEE C-I HOLDING AGENT CORP., as Guarantor

By:	/s/ Todd Falk

Name:	Todd Falk
Title:	Authorized Person

[SIGNATURE PAGE TO SECOND SUPPLEMENTAL INDENTURE]

NEWARK HOLDING AGENT CORP., as Guarantor

By:	/s/ Todd Falk

Name:	Todd Falk
Title:	Authorized Person

IE L MERGER SUB LLC, as Guarantor

By:	/s/ Todd Falk

Name:	Todd Falk
Title:	Senior Vice President

CONTANGO RESOURCES, LLC, as Guarantor

By:	/s/ Todd Falk

Name:	Todd Falk
Title:	Senior Vice President

CONTANGO MIDSTREAM COMPANY, LLC, as Guarantor

By:	/s/ Todd Falk

Name:	Todd Falk
Title:	Senior Vice President

CONTARO COMPANY, LLC, as Guarantor

By:	/s/ Todd Falk

Name:	Todd Falk
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND SUPPLEMENTAL INDENTURE]

CONTANGO ALTA INVESTMENTS, LLC, as Guarantor

By:	/s/ Todd Falk

Name:	Todd Falk
Title:	Senior Vice President

CONTANGO AGENTCO ONSHORE, INC., as Guarantor

By:	/s/ Charles L. McLawhorn, III

Name:	Charles L. McLawhorn, III
Title:	General Counsel

FOURPASS ENERGY LLC, as Guarantor

By: Crescent Energy Finance LLC, its sole member

By:	/s/ Todd Falk

Name:	Todd Falk
Title:	Chief Accounting Officer

CMP VENTURE CO. LLC, as Guarantor

By:	/s/ Todd Falk

Name:	Todd Falk
Title:	Vice President, Finance

CONTANGO CRESCENT VENTURECO I LLC, as Guarantor

By:	/s/ Todd Falk

Name:	Todd Falk
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND SUPPLEMENTAL INDENTURE]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Brian T. Jensen
Name:	Brian T. Jensen
Title:	Vice President

[SIGNATURE PAGE TO SECOND SUPPLEMENTAL INDENTURE]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

The following entities, each as a Guarantor:

1.	Independence Upstream Holdings GP LLC
2.	Independence Upstream Holdings L.P.
3.	Independence Upstream GP LLC
4.	Independence Upstream L.P.
5.	Colt Admiral A Holding GP LLC
6.	Colt Admiral A Holding L.P.
7.	Titan Energy Holdings L.P.
8.	Independence Minerals Holdings LLC
9.	EIGF Minerals GP LLC
10.	EIGF Minerals L.P.
11.	Independence Minerals GP LLC
12.	Independence Minerals L.P.
13.	DMA Royalty Investments L.P.
14.	Falcon Holding L.P.
15.	Mineral Acquisition Company I, LP
16.	IE Buffalo Holdings LLC
17.	IE Buffalo Minerals LLC
18.	Vine Royalty GP LLC
19.	Vine Royalty L.P.
20.	Renee Holding GP LLC
21.	Renee C-I Holding L.P.
22.	Renee C-I Holding Agent Corp.
23.	Renee Acquisition LLC
24.	Newark C-I Holding L.P.
25.	Newark Acquisition GP I LLC
26.	Newark Acquisition I L.P.
27.	Newark Holding Agent Corp.
28.	Javelin Oil & Gas, LLC
29.	Javelin EFA Holdings LLC
30.	Javelin EF Aggregator L.P.
31.	Javelin EF GP LLC
32.	Javelin EF L.P.
33.	Springfield GS Holdings LLC
34.	Javelin EFA GP LLC
35.	Javelin Palo Verde Aggregator L.P.
36.	Javelin Palo Verde GP LLC
37.	Javelin Palo Verde LP
38.	Bridge Energy Holdings LLC
39.	Bridge Energy LLC
40.	Javelin Marketing, LLC
41.	IE L Merger Sub LLC
42.	Contango Resources, LLC
43.	Contango Midstream Company, LLC
44.	Contaro Company, LLC
45.	Contango Alta Investments, LLC
46.	Contango AgentCo Onshore, Inc.

47.	CMP Legacy Co. LLC
48.	CMP Venture Co. LLC
49.	Contango Crescent Renee LLC
50.	Contango Crescent VentureCo I LLC
51.	Crescent Conventional LLC
52.	FourPass Energy LLC
53.	Javelin Uinta, LLC
54.	Javelin VentureCo, LLC
55.	Madden AgentCo Inc.
56.	Madden AssetCo LLC